                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                       Date of Report: September 17, 2001


                            THE CHASE MANHATTAN BANK
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                  (Originator of the Trust referred to herein)
             (Exact name of registrant as specified in its charter)


                  CHASE MANHATTAN HOME EQUITY LOAN TRUST 1995-1
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                      (Issuer with respect to Certificates)

         New York                      33-93570                   13-4994650
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


              270 Park Avenue, New York, New York         10017
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           (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code:  (212) 270-6000

Item 5.  Other Events:


         Chase Manhattan Home Equity Loan Trust 1995-1 is the issuer of a single outstanding series of asset backed certificates. The asset backed certificates are serviced in accordance with the Pooling and Servicing Agreement, dated as of September 1, 1995, as amended. The parties to the Pooling and Servicing Agreement are: The Chase Manhattan Bank, as seller and as servicer, and Norwest Bank Minnesota, National Association, as trustee.

         On September 17, 2001, Chase, as servicer, distributed monthly interest to the holders of the certificates. Chase furnished a copy of the monthly statement to certificateholders for the series as required by the Pooling and Servicing Agreement. A copy of the Monthly Statement to Certificateholders is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits

                  Exhibits          Description
                  --------          -----------

                  20.1 Monthly Statement to Certificateholders with respect to the September 17, 2001 distribution.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: September 28, 2001

                                        The Chase Manhattan Bank,
                                        as Servicer

                                        By: Chase Manhattan Mortgage Corporation


                                        By: /s/ Richard P. Dargan
                                           ----------------------------
                                        Name:   Richard P. Dargan
                                        Title:  Vice President

                                INDEX TO EXHIBITS

Exhibit No.                         Description
-----------                         -----------

20.1 Statement to Certificateholders dated September 17, 2001 delivered pursuant to
                                    Section 5.03 of the Pooling and Servicing
                                    Agreement dated as of September 1, 1995.